UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________________________________
FORM 8-K
__________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 30, 2026
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MSC Income Fund, Inc.
(Exact name of registrant as specified in its charter)

Maryland	814-00939	45-3999996
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 350-6000
Not Applicable
___________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MSIF	New York Stock Exchange NYSE Texas
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.
On June 30, 2026, MSC Income Fund, Inc. (“MSC Income” or the “Fund”) announced that its board of directors (“Board”)
approved a Chief Executive Officer (“CEO”) succession plan (the “Plan”) for MSC Income. Pursuant to the Plan, Dwayne
L. Hyzak, who has served as MSC Income’s Chairman and CEO since October 2020, will transition the role and responsibilities of CEO to Nicholas T. Meserve, with this transition currently expected to occur in the fourth quarter of
2026. Following the transition, Mr. Hyzak will serve as MSC Income’s Executive Chairman, and in this capacity he will work closely with Mr. Meserve as CEO. The Board’s approval of the Plan does not constitute an immediate appointment of
Mr. Meserve as CEO or Mr. Hyzak as Executive Chairman.
Mr. Meserve, age 46, currently serves as a Managing Director of MSC Income and group head of its private credit investment team. Reference is made to the biographical information with respect to Mr. Meserve set forth under the heading “Officers” in the Fund’s 2026 proxy statement for its 2026 Annual Meeting of Stockholders filed with the
Securities and Exchange Commission on May 20, 2026, which information is incorporated herein by reference.
There is no arrangement or understanding between Mr. Meserve and any other persons pursuant to which he is being designated as the Fund’s CEO. There are no family relationships between Mr. Meserve and any director, director nominee or executive officer of the Fund, and there are no current or proposed transactions between the Fund and Mr. Meserve or his immediate family members that would require disclosure under Item 404(a) of Regulation S-K.
MSC Income does not and will not pay direct compensation to Mr. Meserve; his compensation is paid by MSC Adviser I,
LLC, the Fund’s investment adviser and administrator, and its parent company, Main Street Capital Corporation (NYSE:
MAIN). No new compensatory arrangement has been entered into in connection with Mr. Meserve’s designation as CEO.
Item 8.01 Other Events.
On June 30, 2026, the Registrant issued a press release. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01Financial Statements and Exhibits.
(d) Exhibits

99.1	Press release dated June 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC Income Fund, Inc.

Date: June 30, 2026	By:	/s/ Cory E. Gilbert
Name: Cory E. Gilbert
Title: Chief Financial Officer